UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

--------------------------------------
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

SEPTEMBER 22, 1999
Date of Report
(Date of earliest event reported)

---------------------------------------
CDX CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO				0-00000		84-0771180
(State or other jurisdiction of 		(Commission File		(I.R.S Employer
incorporation or organization)		Number)		Identification No.)

ONE RICHMOND SQUARE, PROVIDENCE, RHODE ISLAND 02906
(Address of principal executive office, including zip code)

(401) 274-1444
(Registrant's telephone number, including area code)



PAGE 2
NEW COMPANY DATA:
NAME:				CDX.COM, INCORPORATED
IRS NUMBER:			84-0771180
STATE OF INCORPORATION:	COLORADO
FISCAL YEAR END:		06/30

NEW BUSINESS ADDRESS:
	PHONE:				(401) 274-1444
	STREET:				ONE RICHMOND SQUARE
	CITY:					PROVIDENCE
	STATE:				RHODE ISLAND
	ZIP:					02906

NEW MAILING ADDRESS:
	PHONE:				(401) 274-1444
	STREET:				ONE RICHMOND SQUARE
	CITY:					PROVIDENCE
	STATE:				RHODE ISLAND
	ZIP:					02906

ITEM 5.	OTHER EVENTS

CDX Corporation announces that in addition to changing its name to CDX.Com, Incorporated and moving to Providence, Rhode Island, it is in the process of preparing all required documents including the requisite 10-K's and 10-Q's required to continue to be listed as a publicly traded stock on the OTCBB and further, fully anticipates that all such documents will be filed prior to October 7, 1999. CDX therefore anticipates that the "e" presently attached to the CDX symbol, (CDXX) will be removed in the near future and CDX will continue to be a publicly traded company and will be in full compliance with all SEC filing requirements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					                                 	CDX Corporation

		Date:	September 22, 1999         	By: 	/s/ Michael L. Schein
                          						      	---------------------------
						                                 	Michael L. Schein
						                                 	President
							CDX Corporation
							(Duly Authorized Officer)